                                                                    EXHIBIT 99.1


                   FAMOUS DAVE'S ANNOUNCES 2ND QUARTER RESULTS


         MINNEAPOLIS, MN, JULY 22, 2003 - Famous Dave's of America, Inc. (Nasdaq: DAVE) today reported a net loss of $1.5 million, or $0.13 per share, for the 2nd quarter of fiscal 2003. Results include pre-tax charges of approximately $4.0 million ($2.4 million after-tax) relating to the impairment of certain under-performing company-operated restaurants, as discussed below, asset disposals and severance payments to former executives. Excluding these charges, the Company would have reported net income of $942,000, or $0.08 per share. Net income for the 2nd quarter of 2002 was $1.1 million, or $0.09 per share.

         OPERATING RESULTS

         Total revenues were $25.9 million for the 2nd quarter of 2003, a 7.2% increase over the 2nd quarter of 2002. Average weekly revenues at company-operated restaurants were $45,625 for the 2nd quarter of 2003, a 9.3% decrease versus the same quarter of 2002. Franchise-operated restaurants averaged $48,848 per week during the 2nd quarter of 2003, a 5.1% decrease versus the 2nd quarter of 2002. Comparable sales at company and franchise-operated restaurants decreased 1.7% and 9.1%, respectively, for the 2nd quarter compared to the 2nd quarter of 2002. Factors having a negative impact on revenue performance include the difficult economic environment and the shift in the Easter holiday.

         Operating margins at company-operated restaurants decreased 1.2 percentage points for the quarter compared to the 2nd quarter of 2002. Food and beverage costs improved 1.6 percentage points during the quarter compared to the 2nd quarter of 2002 as the Company continued to benefit from favorable commodity pricing, particularly lower pork costs. These gains were offset by a 1.2 percentage point increase in labor and related expenses and a 1.5 percentage point increase in operating expenses. The increase in these costs, as a percent of revenues, was primarily a result of the impact of fixed expenses against lower revenues. The Company also cited an increase in health care benefits and utility costs.

         RESTAURANT DEVELOPMENT

         Six new Famous Dave's restaurants opened during the quarter including two company-operated and four franchise-operated. The company-operated restaurants opened in Richmond, Virginia and Rogers, Arkansas. The franchise-operated restaurants opened in Westland Michigan; Brick, New Jersey; Kansas City, Kansas and Hillsborough, New Jersey. The Company stated that all six restaurants have sustained revenues above the system average since opening.

         One new franchise-operated restaurant has opened so far in the 3rd quarter at the Mall of America in Minnesota. The Company expects an additional four or five franchise-operated restaurants to open during the 3rd quarter of 2003. Sites under development include Lexington, Kentucky; Jordan, Utah; Sioux City, Iowa; Tucson, Arizona; Middleton, Ohio and Louisville, Kentucky. There are currently 84 Famous Dave's restaurants open including 43 company-operated and 41 franchise-operated. Signed Area Development Agreements reflect commitments for an additional 148 franchise-operated restaurants.


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         The Company has set objectives of opening over 20 new Famous Dave's restaurants in 2004. Consistent with the Company's previously announced strategy, most of these new restaurants will be franchise-operated.

         IMPAIRMENT CHARGES

         After evaluating revenue and cash flow projections at company-operated restaurants, the Company has recorded $3.5 million in impairment charges for five under-performing restaurants. Four of these restaurants were opened within the past twelve months and have produced revenues significantly below expectations. For the first two quarters of 2003, these restaurants had average weekly revenues of $27,700, 40% below the average of the other company-operated restaurants. The Company is reviewing its options relative to all of these properties, which may include the sale or closing of the restaurants. The Company expects to incur an additional $600,000 in lease buyout and related expenses over the next two quarters. The impairment charge was determined by the amount by which the carrying value of the restaurant assets exceeded its estimated fair value.

         2nd quarter 2003 results also included approximately $300,000 in severance payments to former executives and approximately $200,000 in other asset disposals.

         Contact for information:  Ken Stanecki (952) 294-1300

Famous Dave's of America, Inc. (NASDAQ: Dave) owns, operates and franchises barbeque restaurants. The company currently owns 43 locations and franchises an additional 41 units in 23 States and has signed development agreements for an additional 148 franchised locations. Its menu features award-winning barbecued and grilled meats, an ample selection of salads, side items, sandwiches and unique desserts.

Certain matters discussed within this press release, including statements regarding revenue and profit forecasts, new restaurant sites, restaurant openings and expansion plans, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Famous Dave's of America, Inc. believes the expectation reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectation will be attained. Factors that could cause actual results to differ materially from Famous Dave's expectation include financial performance, restaurant industry conditions, execution of restaurant development and construction programs, changes in local or national economic conditions, availability of financing, ability of franchisees to achieve development plans and other risks detailed from time to time in the company's SEC reports.



FAMOUS DAVE'S OF AMERICA, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE QUARTER ENDED 6/29/03 AND 6/30/02 (IN THOUSANDS, EXCEPT PER SHARE DATA)

QUARTER ENDED                                                                          6/29/03             6/30/02
                                                                                       -------             -------
      Revenues                                                                      $   25,941          $   24,207
      Costs and expenses:
           Food and beverage costs                                                       7,326               7,194
           Labor and benefits                                                            7,099               6,361
           Operating expenses                                                            5,895               5,148
           Depreciation and amortization                                                 1,247               1,146


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

           Pre-opening expenses                                                            284                 318
           General and administrative                                                    2,124               2,020
                                                                                    -----------        ------------
      Total costs and expenses                                                          23,975              22,187
                                                                                    -----------        ------------
      Income from operations                                                             1,966               2,020
      Other income (expense):
           Interest income                                                                  58                 137
           Interest expense                                                               (471)               (361)
           Other income (expense)                                                         (543)                 86
           Impairments on Assets                                                        (3,488)                  0
           Equity in loss from unconsolidated affiliate                                     0                 (120)
                                                                                    -----------        ------------
      Total other income (expense)                                                      (4,444)               (258)
                                                                                    -----------        ------------
      Income (loss) before taxes                                                    $   (2,478)        $     1,762
      Taxes
         Income tax benefit (expense)                                                      966                (691)
                                                                                    -----------        ------------
      Net income (loss)                                                             $   (1,512)        $     1,071
                                                                                    -----------        ------------

      Basic net income (loss) per common share                                          ($0.13)              $0.09
      Diluted net income (loss) per common share                                        ($0.13)              $0.09

      Weighted average common shares outstanding - basic                            11,457,513          11,348,107
      Weighted average common shares outstanding - diluted                          11,457,513          11,998,155


UNIT-LEVEL EXPENSES AS % OF RESTAURANT SALES: QUARTER ENDED                              6/29/03    6/30/02
                                                                                         -------    -------

    (Operating margins for company-operated restaurants)
Food and beverage costs                                                                  29.9%      31.5%
Labor and benefits                                                                       29.0%      27.8%
Operating expenses                                                                       24.0%      22.5%
Depreciation and amortization                                                             4.8%       4.7%
                                                                                       ------      -----
Total costs and expenses                                                                 87.7%      86.5%
Income from unit-level operations                                                        12.3%      13.5%
                                                                                       ======      =====

FOR THE TWO QUARTERS ENDED 6/29/03 AND 6/30/02 (IN THOUSANDS, EXCEPT PER SHARE
DATA)

TWO QUARTERS ENDED                                                                     6/29/03             6/30/02
                                                                                       -------             -------

      Revenues                                                                        $ 48,948           $  45,413
      Costs and expenses:
           Food and beverage costs                                                      13,888              13,875
           Labor and benefits                                                           13,764              12,158
           Operating expenses                                                           11,257               9,737
           Depreciation and amortization                                                 2,489               2,276
           Pre-opening expenses                                                            506                 330
           General and administrative                                                    4,298               3,790
                                                                                      ---------          ----------
      Total costs and expenses                                                          46,202              42,167
                                                                                      ---------          ----------
      Income from operations                                                             2,746               3,246
      Other income (expense):


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
           Interest income                                                                 120                  207

           Interest expense                                                               (863)                (751)
           Gain on Sale of Assets                                                           19                  772
           Other income (expense)                                                         (653)                 123
           Impairments on Assets                                                        (3,488)                   0
           Equity in loss from unconsolidated affiliate                                 (2,155)                (548)
                                                                                   ------------         -----------
      Total other income (expense)                                                      (7,020)                (197)
                                                                                   ------------         -----------
      Income (loss) before taxes                                                   $    (4,274)         $     3,049
      Taxes
         Income tax (expense) benefit                                                    1,667               (1,189)
                                                                                   ------------         -----------
      Net income                                                                   $    (2,607)         $     1,860
                                                                                   ============         ===========

      Basic net income (loss) per common share                                          ($0.23)               $0.16
      Diluted net income (loss) per common share                                        ($0.23)               $0.16

      Weighted average common shares outstanding - basic                            11,424,484           11,283,920
      Weighted average common shares outstanding - diluted                          11,424,484           11,964,679





UNIT-LEVEL EXPENSES AS % OF RESTAURANT SALES: TWO QUARTERS ENDED                           6/29/03     6/30/02
                                                                                           -------     -------
   (Operating margins for company-operated restaurants)
Food and beverage costs                                                                      29.9%       32.0%
Labor and benefits                                                                           29.7%       28.0%
Operating expenses                                                                           24.2%       22.5%
Depreciation and amortization                                                                 5.1%        4.9%
                                                                                           ------      ------
Total costs and expenses                                                                     88.9%       87.4%
                                                                                           ------      ------
Income from unit-level operations                                                            11.1%       12.6%
                                                                                           ======      ======



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FAMOUS DAVE'S OF AMERICA, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS
AS JUNE 29, 2003 AND DECEMBER 29, 2002 (IN THOUSANDS, EXCEPT PER SHARE DATA)

ASSETS                                                                        6/29/03        12/29/02
                                                                              -------        --------

Current assets                                                                $12,400        $13,550
Property, equipment and leasehold improvements, net                            50,903         51,861
Other assets                                                                   10,547          9,406
                                                                              -------        -------
Total Assets                                                                  $73,850        $74,817
                                                                              =======        =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities                                                           $ 9,291        $ 7,781
Long-term obligations                                                          18,437         19,744
Shareholders' equity                                                           46,122         47,292
                                                                              -------        -------
Total Liabilities and Shareholders' Equity                                    $73,850        $74,817
                                                                              =======        =======